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                                   EXHIBIT 21


                         SUBSIDIARIES OF THE REGISTRANT

                                                                                       JURISDICTION
NAME                                                                                 OF INCORPORATION
----                                                                                 ----------------
The Town and Country Holding Corporation                                                Delaware
The Town and Country Oriole Corporation                                                 Delaware
The Town and Country Holding Corporation II                                             Delaware

                PARTNERSHIPS OF WHICH THE REGISTRANT, DIRECTLY OR
                        INDIRECTLY, IS A GENERAL PARTNER

                                                                                       JURISDICTION
NAME                                                                                 OF ORGANIZATION
----                                                                                 ----------------
The TC Operating Limited Partnership                                                    Maryland
The TC Property Company                                                                 Maryland
The TC Property Company II                                                              Maryland
The TC-Hallfield Company                                                                Maryland
The TC-Ridgeview Company                                                                Maryland
The TC-East Company                                                                     Maryland
The TC-Harford Company                                                                  Maryland
The TC-North Company                                                                    Maryland
The TC-Northeast Company                                                                Maryland
The TC-Versailles Company                                                               Maryland
The TC-Charlesmont Company                                                              Maryland
The TC-Hollows Company                                                                  Maryland
The TC-Laurel Company                                                                   Maryland
The TC-Montgomery Company                                                               Maryland
The TC-Montpelier Company                                                               Maryland
The TC-South Company                                                                    Maryland
The TC-Foxhaven Company                                                                 Maryland
The TC-Gardenwood Company                                                               Maryland
The TC-West/Greensview Company                                                          Maryland
The TC-Rolling Road Company                                                             Maryland
The TC-Woodmoor Company                                                                 Maryland
The TC-Allentown Company                                                                Maryland
The TC-Harrisburg East Company                                                          Maryland
The TC-Emmaus Company                                                                   Maryland
The TC-Hanover Company                                                                  Maryland
The TC-Harrisburg Company                                                               Maryland
The TC-Lancaster East Company                                                           Maryland
The TC-Lancaster West Company                                                           Maryland
The TC-York Company                                                                     Maryland


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
                                                                                       JURISDICTION
NAME                                                                                 OF ORGANIZATION
----                                                                                 ----------------
The TC-University Heights Company                                                       Maryland
The TC-Barton's Crossing Company                                                        Maryland
The TC-Glen Company                                                                     Maryland
The TC-Fox Run Company                                                                  Maryland
The TC-McNair Farms Company                                                             Maryland
The TC-Rolling Hills Company                                                            Maryland
The TC-Stonegate Company                                                                Maryland
The TC-Christina Mill Company                                                           Maryland
The TC-Carlyle Station Company                                                          Maryland
The TC-Forest Ridge Company                                                             Maryland
The TC-Fairington Company                                                               Maryland
The TC-Windermere Lakes Company                                                         Maryland
The TC-Twelve Oaks Company                                                              Maryland
The TC-Kirkman Company                                                                  Maryland
The TC-McIntosh Company                                                                 Maryland
The TC-Perico Company                                                                   Maryland